UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2024
CHIPOTLE MEXICAN GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32731 (Commission File Number)	84-1219301 (I.R.S. Employer Identification No.)
610 Newport Center Drive, Suite 1100
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 524-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 12, 2024, Brian Niccol notified Chipotle Mexican Grill, Inc. (“Chipotle”) of his decision to leave Chipotle on August 31, 2024. Mr. Niccol has served as Chipotle’s Chief Executive Officer since 2018 and as Chairman of the Board since 2020.
Chipotle’s Board of Directors has appointed Scott Boatwright, 51, as Interim Chief Executive Officer, effective immediately. Mr. Boatwright joined Chipotle in May 2017 and currently serves as Chipotle’s Chief Operating Officer with direct accountability for all restaurant operations. Prior to joining Chipotle, Mr. Boatwright spent 18 years with Arby’s Restaurant Group, a quick serve restaurant company, in various leadership positions, including for the last six years as the Senior Vice President of Operations.
In addition, Jack Hartung, who recently announced his retirement from Chipotle in 2025, has agreed to remain with Chipotle indefinitely as President, Strategy, Finance & Supply Chain to ensure a smooth transition. In this new role, Mr. Hartung will support Mr. Boatwright as Interim Chief Executive Officer, and continue his current oversight of Adam Rymer, Vice President, Finance and incoming Chief Financial Officer, as well as Carlos Londono, Vice President, Supply Chain.
With this leadership change, Scott Maw, Chipotle’s Lead Independent Director, has been named Chairman of the Board, effective immediately.

Item 7.01	Regulation FD Disclosure.
On August 13, 2024, Chipotle issued a press release announcing the changes described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by Chipotle Mexican Grill, Inc. on August 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

August 13, 2024	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer